Exhibit 99.1

Aeries Technology, Inc to Become Publicly Traded Company Following Close of Business Combination with Worldwide Webb Acquisition Corp.

NEW YORK – November 7, 2023 – Aeries Technology, Inc (“Aeries” or “the Company”), a global professional services and consulting partner, today announced that it completed its previously announced business combination (the “Business Combination”) with Worldwide Webb Acquisition Corp. (formerly Nasdaq: WWAC) (“WWAC”), a publicly traded special purpose acquisition company, on November 6, 2023. Starting November 8, 2023, the ordinary shares and warrants of the combined company, Aeries Technology, Inc., will be listed on The Nasdaq Stock Market LLC under the symbols “AERT” and “AERTW”, respectively. The Business Combination was approved at a General Meeting of Worldwide Webb Acquisition Corp.’s shareholders on November 2, 2023.

Aeries is a global professional management services partner offering a range of management consultancy services for private equity sponsors and their portfolio companies including software solutions, product management, IT infrastructure, information & cyber security, ERP & CRM platform management, business process management, and digital transformation services. The Company engages clients with a unique model that dedicates its employees to projects as if they were internal, giving each engagement the time and depth needed to implement solutions and help transform a client’s business operations. Aeries currently has 30+ clients across a number of verticals in the U.S. and other international markets.

“This is an exciting time for Aeries Technology as we announce the closing of our business combination with Worldwide Webb Acquisition Corp. and begin trading as a public company,” said Sudhir Panikassery, Chief Executive Officer and Co-Founder of Aeries. “This is one of the most significant milestones we have achieved since our founding over a decade ago, and would not be possible without the diligent execution and dedication of our entire team and all of our partners and stakeholders. We firmly believe that this transaction puts Aeries in a place of strength as we continue to accelerate our growth and capitalize on the massive amount of white space we have in front of us.”

“We are thrilled to close our transaction with Aeries, and I believe in their business and mission so strongly that I will be joining the company as Chief Investment Officer in addition to being a member of the board of directors,” said Daniel Webb, formerly Chief Executive Officer of WWAC. “There is huge opportunity in front of us to expand the business and effect real change in our client’s businesses that improve their operations and financials. I look forward to continue working with the team, and am deeply committed to the success of the company.”

Aeries has entered into binding non-redemption and equity purchase agreements and is in discussions with certain reputable institutions to raise further capital based on indicative terms sheets to execute on its previously announced organic growth and M&A strategy.

A more detailed description of the transaction terms will be included in a Current Report on Form 8-K to be filed by Aeries with the U.S. Securities and Exchange Commission (“SEC”).

To memorialize the completion of the Business Combination, Aeries will be ringing the Closing Bell at the NASDAQ at 4:00 p.m. ET on November 7, 2023.

D.A. Davidson & Company and Roth MKM served as capital markets advisors to Aeries. Norton Rose Fulbright and Kirkland & Ellis LLP served as legal counsel to Aeries and WWAC, respectively.

About Aeries Technology

Aeries, a global professional and management services partner offering a range of management consultancy services for private equity sponsors and their portfolio companies with engagement models that are designed to provide a mix of deep vertical specialty, functional expertise, and digital systems and solutions to scale, optimize and transform a client’s business operations.

About WWAC

WWAC is a special purpose acquisition company founded by Daniel Webb, a former technology investment banker and private equity investor, for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.

Cautionary Note Regarding Forward-Looking Statements

This Press Release includes certain statements that are not historical facts but are forward-looking statements within the meaning of Section 21E of the U.S. Securities Exchange Act of 1934, as amended, and Section 27A of the U.S. Securities Act of 1933, as amended, for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements include but are not limited to statements regarding the anticipated benefits of the Business Combination, the combined company becoming a publicly listed company, the anticipated impact of the Business Combination on the combined companies’ business and future financial and operating results, and the anticipated timing of closing of the Business Combination. Words such as “may,” “should,” “will,” “believe,” “expect,” “anticipate,” “target,” “project,” and similar phrases that denote future expectations or intent regarding the combined company’s financial results, operations, and other matters are intended to identify forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties, and other factors that may cause future events to differ materially from the forward-looking statements in this communication, including but not limited to: (i) the failure to realize the anticipated benefits of the Business Combination or those benefits taking longer than anticipated to be realized; (ii) unexpected costs or unexpected liabilities that may result from the Business Combination, whether or not consummated; (iii) the impact of COVID-19 on Aeries’ business and/or the ability of the parties to complete the Business Combination; (iv) the effect of disruption from the announcement or pendency of the transaction on Aeries’ business relationships, performance, and business generally; (v) risks that the Business Combination disrupts current plans and operations of Aeries and potential difficulties in Aeries employee retention as a result of the Business Combination; (vi) the outcome of any legal proceedings that may be instituted against Aeries or WWAC related to the Business Combination Agreement or the Business Combination; (vii) the ability to maintain the listing of WWAC’s securities on the Nasdaq Capital Market; (viii) potential volatility in the price of WWAC’s securities due to a variety of factors, including economic conditions and the effects of these conditions on Aeries’ clients’ businesses and levels of activity, risks related to an economic downturn or recession in India, the United States and other countries around the world, fluctuations in earnings, fluctuations in foreign exchange rates, Aeries’ ability to manage growth, intense competition in IT services including those factors which may affect Aeries’ cost advantage, wage increases in India, the ability to attract and retain highly skilled professionals, time and cost overruns on fixed-price, fixed-time frame contracts, client concentration, restrictions on immigration, industry segment concentration, Aeries’ ability to manage the international operations, withdrawal or expiration of governmental fiscal incentives, political instability and regional conflicts, legal restrictions on raising capital or acquiring companies outside India, changes in laws and regulations affecting Aeries’s business and changes in the combined company’s capital structure; (ix) the ability to implement business plans, identify and realize additional opportunities and achieve forecasts and other expectations after the completion of the Business Combination; (x) the risk that the post-combination company may never achieve or sustain profitability; (xi) WWAC’s potential need to raise additional capital to execute its business plan, which capital may not be available on acceptable terms or at all; (xii) the risk that the post-combination company experiences difficulties in managing its growth and expanding operations; and (xiii) the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries. The forward-looking statements contained in this communication are also subject to additional risks, uncertainties, and factors, including those described in WWAC’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other documents filed or to be filed with the SEC by WWAC from time to time. The forward-looking statements included in this communication are made only as of the date hereof. None of Aeries, WWAC or any of their affiliates undertakes any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments, subsequent events, circumstances or otherwise, except as may be required by any applicable securities laws.

Contacts

Investors:

Ryan Gardella
AeriesIR@icrinc.com

Daniel Webb
daniel@wwac1.com

Media:
Katie Creaser
AeriesPR@icrinc.com